UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-24089

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Origin Real Estate Credit Fund
(Exact Name of Registrant as Specified in Charter)

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4600 S. Syracuse Street, 9th Floor
Denver, CO 80237
(Address of Principal Executive Offices)(Zip code)

Michael McVickar
Vice President, Secretary and Chief Legal Officer
121 W. Wacker, Suite 1000
Chicago, IL 60601
(Name and Address of Agent for Service)

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Registrant’s Telephone Number, Including Area Code: (303) 256-6497

Date of fiscal year end: December 31

Date of reporting period: January 16, 2026 (inception)–June 30, 2026

Item 1.        Reports to Stockholders.

(a)

ORIGIN REAL ESTATE CREDIT FUND

SEMI-ANNUAL REPORT

JUNE 30, 2026

i

Origin Real Estate Credit Fund Portfolio Review June 30, 2026 (Unaudited)

The Fund’s performance figures* for the period ended June 30, 2026, compared to its benchmarks:

Fund/Index	One Month	Three Months	Since Inception**
Origin Real Estate Credit Fund – Class O Shares(a)	0.75%	1.97%	3.82%
Origin Real Estate Credit Fund – Class I Shares(b)	0.75%	1.87%	2.06%
Bloomberg US Aggregate Bond Index(c)	0.24%	0.67%	0.61%
Bloomberg CMBS Index(d)	0.16%	0.48%	0.80%
Bloomberg U.S. Corporate High Yield Index(e)	0.27%	2.47%	1.39%

Comparison of the Change in Value of a $10,000 Investment

____________

*        The Fund’s past performance does not guarantee future results.

**      Not annualized.

(a)      The Class O shares of the Fund commenced operations on January 20, 2026.

(b)      The Class I shares of the Fund commenced operations on March 4, 2026.

(c)      The Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses. The benchmark performance is based on the return since commencement of the Class O shares on January 20, 2026.

(d)      The Bloomberg CMBS index is a widely followed benchmark used by institutional investors to track the performance of U.S. commercial mortgage-backed securities and support portfolio construction, risk management, and relative value analysis. The index includes more than 2,300 securities representing nearly $447 billion in market value, based on Bloomberg data as of June 30, 2026. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, index returns do not reflect any fees or expenses. The benchmark performance is based on the return since commencement of the Class O shares on January 20, 2026.

(e)      The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg EM country definition, are excluded. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, index returns do not reflect any fees or expenses. The benchmark performance is based on the return since commencement of the Class O Shares on January 20, 2026.

Origin Real Estate Credit Fund Portfolio Review (Continued) June 30, 2026 (Unaudited)

Portfolio Composition as of June 30, 2026

Top 10 Holdings	% of Net Assets
FREMF 2017-KW02 C	7.8%
PFMP-Origin Investments, LLC	7.7%
FREMF 2023-K161 D	7.1%
FREMF 2024-K521 C	7.0%
FREMF 2024-K525 C	6.7%
FREMF 2024-K514 C	6.3%
Goldman Sachs Financial Square Government Fund	5.8%
FREMF 2025-K759 D	5.7%
FREMF 2017-KF37 C	5.6%
Culebra Commons – Preferred Equity Loan	5.6%
65.3%
Types of Holdings	% of Net Assets
Asset-Backed Securities	77.6%
Preferred Equity Loans	24.3%
Partnership Shares	15.5%
Mezzanine and Senior Loans	6.2%
Money Market Funds	5.8%
Liabilities in Excess of Other Assets	(29.4)%
100.0%

Origin Real Estate Credit Fund Schedule of Investments June 30, 2026 (Unaudited)
Issuer	Reference Rate	Total Yield (%)	Spread (DM)(%)	Maturity Date	Principal Amount	Fair Value
Asset-Backed Securities – 77.6%
BDS 2025-FL14 E(a)(b)	SOFR	6.71%	3.10%	10/21/42	1,401,000	$1,401,239
BOFAS 2026-FRR7 FK97(a)(c)		1.37%		01/01/30	16,248,727	11,130,271
FREMF 2017-KF37 C(a)(b)(d)	SOFR	13.31%	9.60%	06/25/27	23,969,770	23,953,488
FREMF 2017-KW02 C(a)(c)(d)		8.89%		01/25/27	35,145,401	33,420,060
FREMF 2018-KF43 C(a)(b)(d)	SOFR	12.52%	8.75%	02/25/28	19,012,877	19,149,616
FREMF 2020-KF86 C(a)(b)(d)(e)	SOFR	12.77%	9.00%	08/25/27	14,369,970	14,253,394
FREMF 2020-KF92 C(a)(b)(d)	SOFR	12.77%	9.00%	10/25/30	9,981,484	9,580,728
FREMF 2023-K161 D(a)(b)(c)(d)		12.12%		11/25/33	58,080,000	30,402,661
FREMF 2023-K161 X2A(a)(d)(j)	FIXED	0.10%		10/25/33	963,469,000	4,901,841
FREMF 2023-K161 X2B(a)(j)	FIXED	0.10%		11/25/33	198,110,000	995,661
FREMF 2024-K514 C(a)(d)(f)		5.88%		12/25/28	28,779,140	26,813,015
FREMF 2024-K521 C(a)(d)(f)		5.62%		03/25/29	32,400,639	29,696,867
FREMF 2024-K525 C(a)(d)(f)		5.52%		05/25/29	31,429,239	28,594,451
FREMF 2025-K759 D(a)(c)		11.08%		02/25/62	40,026,891	24,472,049
FREMF 2025-K759 X2A(a)(j)	FIXED	0.10%		02/25/62	652,145,195	2,596,255
FREMF 2025-K759 X2B(a)(j)	FIXED	0.10%		02/25/62	148,097,891	609,452
FREMF 21K-F106 CS(a)(b)(d)	SOFR	9.90%	6.25%	02/25/31	19,971,508	19,919,694
FREMF 21K-F114 CS(a)(b)(d)	SOFR	10.05%	6.40%	05/25/31	22,901,745	22,873,443
FRETE 2018-ML04 B(a)(c)		8.24%		11/25/35	27,628,970	12,768,919
MF1 2024-FL16 E(a)(b)	SOFR	8.06%	4.44%	11/18/39	1,868,000	1,842,847
MF1 2025-FL19 E(a)(b)	SOFR	7.56%	3.94%	05/18/42	467,000	467,884
MSCR 2022-MN4 M2(a)(b)	SOFR	10.15%	6.50%	05/25/52	10,000,000	11,080,355
Total Asset-Backed Securities (Cost $328,940,321)						330,924,190

Loans – 30.5%
Preferred Equity Loans – 24.3%
AVA Jodeco – Preferred Equity Loan(c)(e)(g)	FIXED	14.00%		10/18/28	6,700,000	9,372,470
Culebra Commons – Preferred Equity Loan(e)(g)	FIXED	14.00%		12/22/27	19,871,977	23,941,878
Mariposa Chorus River Blue – Preferred Equity Loan(c)(e)(g)	FIXED	14.00%		12/11/30	16,028,651	22,461,582
Solace at Cimarron Hills – Preferred Equity Loan(e)(g)	FIXED	12.50%		02/02/28	7,275,153	7,356,357
The Benton Preferred Equity Loan(e)(g)	FIXED	15.00%		08/07/30	8,430,000	6,544,437
Tuscany Village – Preferred Equity Loan(c)(e)(g)	FIXED	14.00%		10/23/27	18,000,000	22,673,469
Walnut Crest – Preferred Equity Loan(c)(e)(g)	FIXED	14.00%		09/22/28	7,850,000	11,204,180
Total Preferred Equity Loans (Cost $81,231,374)						103,554,373

Origin Real Estate Credit Fund Schedule of Investments (Continued) June 30, 2026 (Unaudited)
Issuer	Reference Rate	Total Yield (%)	Spread (DM)(%)	Maturity Date	Principal Amount	Fair Value
Mezzanine and Senior Loans – 6.2%
Elux at Ocotillo – Mezzanine Loan(c)(e)(g)	FIXED	13.50%		05/16/28	4,987,500	$5,846,948
Elux at Ocotillo – Senior(e)(g)(b)	SOFR (4.00% Floor)	9.85%	5.85%	05/16/28	12,753,514	12,753,513
Village at Cottonwood Creek(b)(e)(g)	SOFR	8.66%	5.00%	09/11/28	7,211,560	7,211,560
Willow at Stallings(b)(e)(g)	SOFR	8.21%	4.60%	06/24/30	815,714	815,714
Total Mezzanine and Senior Loans (Cost $26,543,359)						26,627,735
Total Loans (Cost $107,774,733)						130,182,108
					Shares
Partnership Shares – 15.5%
PFMP-KF96 Investors, LLC(b)(e)(g)	SOFR	10.32%	6.00%		25,000,000	7,681,414
PFMP-Origin Investments, LLC(c)(e)(g)	FIXED	10.24%			25,277,734	32,739,400
PFMP-Origin Investments II, LLC(b)(e)(g)	SOFR	11.34%	7.02%		13,492,000	4,061,686
ORECF GS Pledgor, LLC(b)(e)(g)(i)	SOFR	6.44%	2.85%	06/12/29	12,375,000	12,375,000
SCF Hamlet, LLC(b)(e)(g)(i)	SOFR	6.67%	3.00%	12/19/27	9,106,293	9,106,293
Total Partnership Shares (Cost $64,198,916)						65,963,793
Money Market Funds – 5.8%
Goldman Sachs Financial Square Government Fund (Cost $24,612,274)(h)			3.28%		24,612,274	24,612,274
Total Investments – 129.4% (Cost $525,526,244)						551,682,365
Liabilities in Excess of Other Assets – (29.4)%						(125,235,844)
Net Assets – 100.0%						$426,446,521
All securities are United States companies, unless noted otherwise in parentheses.
LLC	Limited Liability Company
SOFR	Secured Overnight Financing Rate

____________

(a)      Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)      Variable or floating rate security, the interest of which adjusts periodically based on changes in the current interest rates and prepayments on the underlying pool of assets. The rate shown represents the spread over the index rate as of 6/30/2026.

(c)      Non income-producing security.

(d)      All or a portion of the security is pledged as collateral for open reverse repurchase agreements. Total market value of underlying collateral for open reverse repurchase agreements at June 30, 2026 was $263,559,258.

(e)      Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)      Total return of investment is derived from both current yield and OID purchase.

(g)      The Fund’s ability to sell this security is subject to certain legal or contractual restrictions.

(h)      Rate disclosed is the seven-day effective yield as of June 30, 2026.

(i)      Affiliated security as defined by the Investment Company Act of 1940. (see Note 3)

(j)      Interest only security.

Origin Real Estate Credit Fund Statement of Assets and Liabilities June 30, 2026 (Unaudited)
Assets:
Investments in unaffiliated securities at market value (cost $504,044,951)	$530,201,072
Investments in affiliated securities at market value (cost $21,481,293)	21,481,293
Total Investments, at market value (cost $525,526,244)	551,682,365
Deposit held at broker	1,639,000
Dividends and interest receivable	1,418,256
Capitalized loan fees	687,523
Deferred offering costs (Note 2)	422,080
Prepaid expenses and other assets	174,233
Total assets	556,023,457

Liabilities:
Payable for securities sold under agreements to repurchase	122,789,278
Earnest money payable	435,000
Distributions to shareholders payable	4,409,376
Incentive fee payable (Note 3)	698,878
Reverse repurchase interest payable	557,604
Investment management fee payable (Note 3)	436,341
Accrued organizational costs	82,138
Shareholder servicing fees payable – Class I	958
Accrued expenses and other liabilities	167,363
Total liabilities	129,576,936

Commitments and Contingencies (Note 10)
Net Assets	$426,446,521

Components of Net Assets:
Paid-in Capital ($0.001 par value; unlimited shares authorized)	$407,852,653
Total Distributable Earnings	18,593,868
Net Assets	$426,446,521

Net Asset Value Per Share:
Class O Shares:
Net Assets	$420,803,281
Shares of Beneficial Interest Outstanding	42,428,421
Net Asset Value and Redemption Price per Share	$9.92

Class I Shares:
Net Assets	$5,643,240
Shares of Beneficial Interest Outstanding	569,385
Net Asset Value and Redemption Price per Share	$9.91

The accompanying notes are an integral part of these financial statements.

Origin Real Estate Credit Fund Statement of Operations For the period from Commencement of Operations to June 30, 2026 (Unaudited)*
Investment income:
Interest income	$17,225,943
Dividend income	339,270
Net interest income from affiliates	329,717
Total investment income	17,894,930

Expenses:
Interest expense from reverse repurchase agreements	3,021,663
Investment management fee	2,218,003
Incentive fees	1,187,702
Administration fees	193,094
Offering costs	153,715
Organizational costs	147,388
Professional fees	105,012
Chief compliance officer and principal financial officer fees	55,189
Trustee fees	48,011
Insurance fees	35,638
Registration fees	23,455
Custody fees	21,174
Miscellaneous fees	9,856
Shareholder reporting fees	5,604
Shareholder servicing fees – Class I	1,075
Total expenses	7,226,579
Net investment income	10,668,351

Realized and unrealized gain/(loss) on investments:
Net realized loss from investments	(15,179)
Net change in unrealized appreciation on investments	4,132,271
Net realized loss and unrealized appreciation	4,117,092
Net increase in net assets from operations	$14,785,443

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*        The date of commencement of operations was January 20, 2026.

The accompanying notes are an integral part of these financial statements.

Origin Real Estate Credit Fund Statement of Changes in Net Assets
For the period from Commencement of Operations to June 30, 2026 (Unaudited)*
Increase/(decrease) in net assets from operations:
Net investment income	$10,668,351
Net realized loss from investments	(15,179)
Net change in unrealized appreciation	4,132,271
Net increase in net assets resulting from operations	14,785,443

Distributions to shareholders:
Distributions:
Class O Shares	(18,100,064)
Class I Shares	(115,362)
Total distributions to shareholders	(18,215,426)

Capital transactions:
Proceeds From Shares Sold:
Class O Shares	56,129,955
Class I Shares	5,620,547
Distributions Reinvested:
Class O Shares	7,487,406
Class I Shares	55,810
Net increase in net assets from capital transactions	69,293,718
Total increase in net assets:	65,863,735

Net assets:
Beginning of period	360,582,786
End of period	$426,446,521

Share activity:
Shares sold:
Class O shares	5,618,142
Class I shares	563,763
Shares reinvested:
Class O shares	752,290
Class I shares	5,622
Net increase in shares of beneficial interest outstanding	6,939,817

____________

*        The date of commencement of operations was January 20, 2026.

The accompanying notes are an integral part of these financial statements.

Origin Real Estate Credit Fund Statement of Cash Flows For the period from Commencement of Operations to June 30, 2026 (Unaudited)*
Increase/(decrease) in cash:
Cash flows provided by (used in) operating activities:
Net increase in net assets resulting from operations	$14,785,443

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(11,429,586)
Proceeds from sales of investments	6,906,058
Net purchases of short-term investments	(53,355,044)
Change in unrealized appreciation on investments	(4,132,271)
Net realized loss on investments	15,179
Net accretion of premiums and discounts	(5,464,168)

Change in operating assets and liabilities:
Increase in deposits held at broker	(869,621)
Decrease in dividends and interest receivable	8,478,896
Increase in capitalized loans fees	(687,523)
Increase in deferred offering costs	(422,080)
Increase in prepaid expenses and other assets	(174,233)
Decrease in earnest money payable	(31,850)
Increase in incentive fee payable	698,878
Increase in reverse repurchase interest payable	3,653
Increase in investment management fee payable	436,341
Increase in accrued organizational costs	82,138
Increase in distribution and shareholder servicing fees payable	958
Increase in accrued expenses and other liabilities	167,361
Net cash used in operating activities	(44,991,471)

Cash flows provided by (used in) financing activities:
Proceeds from sales of shares	61,750,502
Dividends paid to shareholders, net of reinvestments	(7,492,539)
Proceeds from secured borrowings	37,125,000
Repayments of secured borrowings	(49,500,000)
Proceeds from reverse repurchase agreements	35,773,850
Repayments of reverse repurchase agreements	(58,260,578)
Net cash provided by financing activities	19,396,235
Net change in cash	(25,595,236)
Beginning cash balance	25,595,236
Ending cash balance	$—

Supplemental non-cash information:
Interest paid	$3,018,010
Reinvested dividends	$7,543,216
Proceeds from fund conversion (Note 1)	$360,582,786

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*        The date of commencement of operations was January 20, 2026.

The accompanying notes are an integral part of these financial statements.

Origin Real Estate Credit Fund Financial Highlights Class O Shares
	For the period from Commencement of Operations to June 30, 2026 (Unaudited)*
Per share operating performance(1)
Net asset value, beginning of period	$10.00

From operations:
Net investment income	0.27
Net realized and unrealized gains (losses) from investment activities	0.10
Total from operations	0.37

Less distributions:
Net investment income	(0.45)
Total distributions	(0.45)
Net asset value, end of period	$9.92

Total return(2)	3.82	%(3)

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$420,803

Including interest expense(4)
Ratio of expenses to average net assets	3.59%
Ratio of net investment income to average net assets	6.44%

Excluding interest expense(4)
Ratio of expenses to average net assets	1.89%
Ratio of net investment income to average net assets	8.14%

Portfolio turnover rate	2	%(3)

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*         The date of commencement of operations was January 20, 2026.

(1)       Based on average shares outstanding for the period.

(2)      Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charge.

(3)      Not annualized.

(4)      Annualized except for incentive fees and other certain non-recurring expenses, which represent 0.30% of average net assets.

The accompanying notes are an integral part of these financial statements.

Origin Real Estate Credit Fund Financial Highlights Class I Shares
	For the period from Commencement of Operations to June 30, 2026 (Unaudited)*
Per share operating performance(1)
Net asset value, beginning of period	$10.00

From operations:
Net investment income	0.20
Net realized and unrealized gains (losses) from investment activities	0.00
Total from operations	0.20

Less distributions:
Net investment income	(0.29)
Total distributions	(0.29)
Net asset value, end of period	$9.91

Total return(2)	2.06	%(3)

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$5,643

Including interest expense(4)
Ratio of expenses to average net assets	3.08%
Ratio of net investment income to average net assets	6.30%

Excluding interest expense(4)
Ratio of expenses to average net assets	1.88%
Ratio of net investment income to average net assets	7.50%

Portfolio turnover rate	2	%(3)

____________

*         The date of commencement of operations was March 4, 2026.

(1)       Based on average shares outstanding for the period.

(2)      Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charge.

(3)      Not annualized.

(4)      Annualized except for incentive fees and other certain non-recurring expenses, which represent 0.22% of average net assets.

The accompanying notes are an integral part of these financial statements.

Origin Real Estate Credit Fund Notes to the Financial Statements June 30, 2026 (Unaudited)

1. Organization

Origin Real Estate Credit Fund (formerly, Origin Real Estate Credit Interval Fund) (the “Fund”) was organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated March 31, 2025, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and has adopted a fundamental policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares of beneficial interest (“Shares”) at the applicable net asset value (“NAV”) per Share. The Fund was initially capitalized through the issuance of 10,000 Class O Shares at $10.00 per Share (an aggregate of $100,000) to the Fund’s investment adviser, Origin Credit Advisers, LLC (“OCA” or the “Adviser”), as the Fund’s initial investor. The Fund had no operations other than those relating to its organization and the issuance of the initial Shares until it commenced investment operations on January 20, 2026 in connection with the Reorganization described below.

The Fund’s primary investment objectives are to maximize current income and preserve investor capital, with a secondary focus on long-term capital appreciation. The Fund concentrates its investments in the real estate industry and pursues its objectives by investing in a portfolio of commercial multifamily real estate-related investments, including commercial real estate-related loans and other debt investments, commercial real estate-related equity securities, and other real estate-related structured and securitized investments. The Fund intends to qualify and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund offers four classes of Shares designated as Class A Shares, Class E Shares, Class I Shares and Class O Shares. The Fund has received an exemptive order permitting its multi-class structure. Each class is subject to different fees and expenses. Class A Shares are subject to a maximum front-end sales charge of 5.75%; Class E, Class I and Class O Shares are not subject to a sales charge. Class O Shares were issued in connection with the private offering and the Reorganization described below. Following receipt of the multi-class exemptive order, Class I Shares were issued on March 4, 2026. As of June 30, 2026, Class A and Class E Shares had not been issued.

Origin Credit Advisers, LLC, a Delaware limited liability company registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser. The Adviser is a wholly-owned subsidiary of Origin Investments Group, LLC (d/b/a Origin Investments).

Reorganization

Prior to the commencement of the Fund’s investment operations and public offering of Shares, the Fund offered Shares in a private offering (the “Private Offering”) available only to accredited investors in reliance on exemption from registration provided by Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Shares issued in the Private Offering were Class O shares. Prior to the Private Offering, Origin Multifamily Credit Fund, LLC (“MCF”), OSCF Aggregator, LLC and Origin Strategic Credit Fund, LLC (“SCF” and, collectively, the “Predecessor Funds”), each a private fund that relied on the exemption from registration under Section 3(c)(7) of the 1940 Act, merged with and transferred all of their portfolio securities to the Fund, and the Predecessor Funds ceased operations (the “Reorganization”). Each Predecessor Fund was managed by the Adviser and had investment objectives, strategies and policies that were, in all material respects, equivalent to those of the Fund. Combined assets of the Predecessor Funds were approximately $366.4 million as of December 31, 2025.

In connection with the Reorganization, the Fund acquired the net assets of the Predecessor Funds in exchange for 36,057,989 Class O Shares. In connection with the Reorganization, the net asset value of the Predecessor Funds was determined using the same valuation procedures as the Fund (described below). The Reorganization qualified as a reorganization within the meaning of Section 368(a) of the Code, and the tax basis of the acquired investments carried over to the Fund. The audited and unaudited financial statements of the Predecessor Funds are included in the Fund’s registration statement. The accompanying financial statements present the Fund’s own operations from its commencement of operations on January 20, 2026.

Origin Real Estate Credit Fund Notes to the Financial Statements (Continued) June 30, 2026 (Unaudited)

2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation

The Fund values its investments at fair value. Securities listed on a national securities exchange are valued at the last reported sale price on the exchange on which they are principally traded on the valuation date. Debt securities and other fixed-income instruments for which market quotations are readily available are generally valued at the evaluated prices provided by an independent pricing service. Investments in money market funds valuation approximates cost. Investments for which market quotations are not readily available, including the Fund’s privately originated loans, open-end registered investment companies, preferred equity and certain structured investments, are valued at fair value as determined in good faith under procedures adopted by the Valuation Designee (as defined below) and approved by the Fund’s Board of Trustees (the “Board”).

Fair Valuation Process

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s “valuation designee” (the “Valuation Designee”) to perform fair value determinations for investments for which market quotations are not readily available. The Valuation Designee has established a valuation committee (the “Valuation Committee”) that administers, implements and oversees the fair valuation process in accordance with the valuation policies and procedures approved by the Board. An independent third-party valuation firm generally reviews the Fund’s investments categorized within Level 3 of the fair value hierarchy on a periodic basis, and the Valuation Designee values each such investment on a monthly basis, or more frequently as it determines necessary. The Valuation Designee reports to the Board at least quarterly on valuation matters, including any material valuation events. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Adviser’s process for determining the fair value of the Fund’s investments. Because of the inherent uncertainty in fair value measurements, the estimated fair values may differ, potentially materially, from the values that would have been realized had a ready market for the investments existed.

Fund investments are valued in accordance with ASC Topic 820, Fair Value Measurements (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-level hierarchy that prioritizes the inputs used to measure fair value:

•        Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities that the Fund can access at the measurement date;

•        Level 2 — observable inputs other than Level 1 quoted prices, such as quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves and default rates; and

•        Level 3 — significant unobservable inputs, reflecting assumptions a market participant would use to price the asset or liability, based on the best information available in the circumstances.

Origin Real Estate Credit Fund Notes to the Financial Statements (Continued) June 30, 2026 (Unaudited)
2. Summary of Significant Accounting Policies (cont.)

The level within the hierarchy assigned to a fair value measurement is based on the lowest-level input that is significant to the measurement in its entirety. The inputs or methodology used to value investments are not necessarily an indication of the risk associated with those investments.

Investments that are listed or traded on a national securities exchange and are freely transferable, such as interests in publicly traded REITs and certain short-term investments, are valued at the closing price on the principal exchange on which they are traded and are generally categorized in Level 1 of the fair value hierarchy.

Certain investments, such as commercial mortgage-backed securities (“CMBS”) and other structured investments, that are traded but for which no readily available market quotations exist are generally valued on the basis of information furnished by an independent pricing service that uses a valuation matrix incorporating both dealer-supplied valuations and electronic data-processing techniques. The Valuation Designee performs price-verification procedures and, as necessary, issues challenges to the pricing services or brokers. These investments are generally categorized in Level 2 or Level 3 of the fair value hierarchy, depending on the observability of the significant inputs.

Investments that are not publicly traded or whose market prices are not readily available, as is the case for a substantial portion of the Fund’s commercial real estate-related debt investments, including privately originated loans and preferred equity, and its direct real estate-related investments, are initially valued at cost and thereafter at fair value as determined in good faith by the Valuation Designee, based on the input of one or more independent valuation firms. The approaches used generally include widely recognized and utilized valuation approaches and methodologies, including an analysis of discounted cash flows, publicly traded comparable companies and comparable transactions, and consideration of recent transaction prices. For certain direct real estate investments, valuation is determined by fair valuation models, amortization and/or accretion, or other methods developed by the Adviser and its affiliates or agents. These investments are generally categorized in Level 3 of the fair value hierarchy.

The following tables summarize the Fund’s investments carried at fair value by hierarchy level as of June 30, 2026:

Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$316,670,796	$14,253,394	$330,924,190
Preferred Equity Loans	—	—	103,554,373	103,554,373
Mezzanine and Senior Loans	—	—	26,627,735	26,627,735
Partnership Shares	—	—	65,963,793	65,963,793
Money Market Funds	24,612,274	—	—	24,612,274
Total Assets	$24,612,274	$316,670,796	$210,399,295	$551,682,365
Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$—	$(122,789,278)	$—	$(122,789,278)
Total Liabilities	$—	$(122,789,278)	$—	$(122,789,278)

There were no transfers into or out of Level 3 during the period. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. The following table presents a reconciliation of the Fund’s Level 3 investments for the period, and the subsequent table presents the valuation techniques and significant unobservable inputs used to value Level 3 investments as of June 30, 2026:

Level 3 Rollforward	Asset-Backed Securities	Preferred Equity Loans	Mezzanine and Senior Loans	Partnership Shares
Beginning balance	$14,238,162	$97,540,671	$9,986,118	$52,688,270
Transfers into Level 3 during the period	—	—	—	—
Transfers out of Level 3 during the period	—	—	—	—
Purchases	—	1,911,403	16,727,147	49,500,000

Origin Real Estate Credit Fund Notes to the Financial Statements (Continued) June 30, 2026 (Unaudited)
2. Summary of Significant Accounting Policies (cont.)
Level 3 Rollforward	Asset-Backed Securities	Preferred Equity Loans	Mezzanine and Senior Loans	Partnership Shares
Sales or Repayments	—	(305,186)	(438,361)	(37,125,000)
Net realized gain (loss)	—	—	25,216	—
Accretion of Discount (Amortization of Premium)	(36,194)	395,884	345,145	—
Return of Capital	—	—	—	(10,105)
Change in net unrealized appreciation (depreciation)	51,426	4,011,601	(17,530)	910,628
Ending balance	$14,253,394	$103,554,373	$26,627,735	$65,963,793

The total change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments held on June 30, 2026 is $4,956,125.

Level 3 investment	Fair value	Valuation technique	Unobservable input	Range	Impact to Valuation from an Increase in Input
Asset-Backed Securities	$14,253,394	Market Approach	Broker indicated pricing, implied market yield/spread, liquidity and credit risk considerations	Yield: 5.0% – 9.3%	Decrease
Preferred Equity Loans	$103,554,373	Income approach – discounted cash flows	Loan to Value	Total Return: 14%	Decrease
Mezzanine and Senior Loans	$26,627,735	Income approach – discounted cash flows	Remaining Maturity Market Yield	17 months – 47 months 6.47% – 9.85%	N/A
Partnership Shares	$44,482,500	Adjusted NAV Approach	Most recently reported NAV adjusted for current available information due to reporting lag	N/A*	N/A
Affiliated Securities	$21,481,293	Market Approach	Recent transactions	N/A	N/A

____________

*        The Company values its investments in private investment companies using the most recently available NAV or capital account information provided by the underlying investee as a starting point. Because current investee reporting may not be available as of the Company’s measurement date, management adjusts the reported NAV when necessary based on information available through the measurement date, including contributions, distributions, underlying investment performance, financing activity, market pricing, and other relevant facts and circumstances. Because the valuation requires management judgment and may incorporate unobservable inputs, the resulting fair value estimate is classified as Level 3.

Origin Real Estate Credit Fund Notes to the Financial Statements (Continued) June 30, 2026 (Unaudited)
2. Summary of Significant Accounting Policies (cont.)

Leverage and Reverse Repurchase Agreements

The Fund uses leverage to enhance returns, primarily through reverse repurchase agreements, and may also enter into credit facilities and other financing arrangements with financial institutions. Leverage magnifies changes in the value of the Fund’s portfolio, including gains and losses, and increases the volatility of the Fund’s net asset value and distributions. The costs associated with leverage may exceed the return earned on the assets acquired with leverage, which could reduce returns to shareholders.

Under a reverse repurchase agreement, the Fund sells a security to a counterparty and simultaneously agrees to repurchase that security at a specified future date and price. Reverse repurchase agreements expose the Fund to the risk that the value of the underlying security may decline, that financing costs may increase, or that a counterparty may fail to perform its obligations. Reverse repurchase agreements are carried at the amount of cash received, plus accrued interest, which approximates fair value given the short-term nature of the agreements and interest rates that reset periodically at prevailing market rates. Accrued interest is presented separately as reverse repurchase interest payable in the Statement of Assets and Liabilities. These obligations are categorized in Level 2 of the fair value hierarchy.

The Fund also may obtain exposure to investments through wholly-owned subsidiaries, special purpose entities or similar structures that own or finance particular assets and may incur financing obligations. Whether any such obligation or arrangement is treated as a borrowing or senior security of the Fund for purposes of the Investment Company Act of 1940 will be evaluated on a case-by-case basis depending on the facts and circumstances of the applicable structure and applicable law. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4 under the 1940 Act and treats its reverse repurchase agreements as senior securities representing indebtedness for purposes of the 300% asset coverage requirement under Section 18 of the 1940 Act. The Fund intends to maintain the asset coverage required by Section 18 of the 1940 Act, which generally limits indebtedness to 33⅓% of total assets immediately after incurring such indebtedness. Reverse repurchase agreements outstanding as of June 30, 2026 were as follows:

	Reverse Repurchase Agreements*
	Remaining Contractual Maturity of the Agreements
Counterparty	Overnight and Continuous	Up to 30 days**	30-90 days	Greater than 90 days	Total	Rate
Royal Bank of Canada
REPO RBC 35710AAJ3 K514 C	—	4,120,000	—	—	4,120,000	4.98%
REPO RBC 35708GAJ4 K525 C	—	—	13,999,000	—	13,999,000	5.19%
REPO RBC 30335XAE0 K521 C	—	3,666,000	—	—	3,666,000	4.98%
REPO RBC 30335XAE0 K521 C	—	—	12,071,000	—	12,071,000	5.19%
REPO RBC 30319RAE3 F106 CS	—	1,770,000	—	—	1,770,000	4.98%
REPO RBC 30317FAG6 KF92 C	—	4,247,000	—	—	4,247,000	4.98%
REPO RBC 30301RAQ6 KW02 C	—	—	21,592,000	—	21,592,000	5.14%
REPO RBC 302875AE9 KF86 C	—	7,289,000	—	—	7,289,000	4.98%
Goldman Sachs Bank USA
REPO GS 35710AAJ3 K514 C	—	9,885,254	—	—	9,885,254	5.02%
REPO GS 30333YAN0 K161 X2A	—	2,549,327	—	—	2,549,327	5.02%
BARCLAYS BANK PLC
REPO BARC 35709WAC3 F114 CS	—	—	—	13,488,860	13,488,860	5.20%
REPO BARC 30319RAE3 F106 CS	—	10,653,316	—	—	10,653,316	4.96%
REPO BARC 30296DAK7 KF43 C	—	11,407,726	—	—	11,407,726	4.96%
Churchill Asset Management LLC
Churchill Reverse Repo	—	—	—	6,050,795	6,050,795	6.67%
Total Repurchase Agreements	$—	$55,587,623	$47,662,000	$19,539,655	$122,789,278

____________

*        As of June 30, 2026, the asset coverage per $1,000 of the total amount of Reverse Repurchase Agreements outstanding was $4,473.

**      The maturity dates have been extended for those reverse repurchase agreements that have maturity dates maturing up to 30 days after June 30, 2026.

Origin Real Estate Credit Fund Notes to the Financial Statements (Continued) June 30, 2026 (Unaudited)
2. Summary of Significant Accounting Policies (cont.)

Note-on-Note Financing Arrangements

The Fund has entered into certain financing arrangements involving bankruptcy-remote special purpose entities (“SPEs”) that hold specific loan investments originated or acquired by the Fund. The SPEs have obtained financing from third-party lenders, including Goldman Sachs and Synovus Bank, that is secured primarily by the assets held by the respective SPEs and related collateral interests. The Fund maintains an indirect ownership interest in the SPEs through affiliated holding entities and retains a residual economic interest in the financed assets. See Note 3 Investment Advisory and Transactions with Related Parties for additional details of the affiliated holdings entities.

The indebtedness associated with these arrangements is incurred by the SPEs and not by the Fund. The lenders’ primary recourse is to the assets and equity interests of the respective SPEs. The Fund is not obligated to repay the financing in the ordinary course and has not provided a general guarantee of the indebtedness. Any obligations of the Fund under related guarantee arrangements are generally limited to customary non-recourse carve-outs, including certain fraud, misconduct, bankruptcy-related, or other “bad actor” events.

Management evaluated the SPEs under the consolidation guidance. Although the Fund maintains an indirect majority equity interest in the SPEs, management concluded that the Fund is not the primary beneficiary of the SPEs because the Fund does not possess the power to direct the activities that most significantly impact the SPEs’ economic performance. Such rights are held primarily by the third-party financing providers pursuant to the applicable financing agreements. Accordingly, the Fund does not consolidate the assets, liabilities, results of operations, or cash flows of the SPEs in the accompanying financial statements.

As of June 30, 2026, the Fund’s maximum exposure to loss from these arrangements generally consisted of its investment in the related entities and any obligations arising from the limited recourse provisions described above. The carrying value of the Fund’s interests in the related entities is reflected in the accompanying Schedule of Investments.

Cash and Cash Equivalents

Cash and cash equivalents include demand deposits and highly liquid investments with original maturities of three months or less. Cash held at brokers includes amounts pledged or held as collateral in connection with the Fund’s financing and investment activities. The Fund maintains deposits with high-quality financial institutions in amounts that, at times, may exceed federally insured limits.

Security Transactions and Investment Income

Investment security transactions are accounted for on a trade-date basis. Realized gains and losses on sales of investments are determined using the specific-identification method for both financial-reporting and federal income tax purposes. Interest income, including the amortization of premiums and accretion of discounts using the effective-interest method, is recorded on the accrual basis. The Fund records payment-in-kind (“PIK”) interest, if any, as income based on the effective-interest method; PIK interest is added to the principal balance of the investment and recorded as income. Dividend income is recorded on the ex-dividend date. The Fund places a loan on non-accrual status and ceases recognizing interest income when principal or interest payments become past due or when there is reasonable doubt that principal or interest will be collected.

Federal Income Taxes

The Fund intends to qualify and has elected to be treated as a REIT under the Code. To qualify as a REIT, the Fund must meet, on a continuing basis, various requirements relating to the sources of its income, the composition and value of its assets, the diversity of its share ownership, and the amount of its taxable income that it distributes. Provided the Fund qualifies as a REIT and distributes at least 90% of its REIT taxable income (determined without regard to the

Origin Real Estate Credit Fund Notes to the Financial Statements (Continued) June 30, 2026 (Unaudited)
2. Summary of Significant Accounting Policies (cont.)

dividends-paid deduction and excluding net capital gain) to shareholders, the Fund generally will not be subject to U.S. federal income tax on the portion of its taxable income and net capital gain that it distributes. The Fund intends to make distributions on a regular basis sufficient to satisfy the REIT distribution requirements and to avoid material U.S. federal income and excise taxes.

Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. Management has evaluated the Fund’s tax positions and has concluded that no provision for income tax is required in the financial statements as of June 30, 2026. The Fund’s U.S. federal and applicable state income tax returns remain subject to examination by the relevant taxing authorities for all open tax years since the Fund’s inception.

Distributions to Shareholders

The Fund intends to declare and pay distributions from net investment income at least monthly and to distribute net realized capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Distributions in excess of tax-basis earnings and profits, if any, are reported as a return of capital. The tax character of distributions is determined at the Fund’s fiscal year-end, and shareholders will be informed of the tax characteristics of distributions after the close of the calendar year. Shareholders are automatically enrolled in the Fund’s dividend reinvestment plan (the “DRIP”) unless they elect to receive distributions in cash.

Organization and Offering Costs

Organization costs consist of costs incurred to establish the Fund and enable it to legally conduct business, and are expensed as incurred. Offering costs consist of costs incurred in connection with the continuous offering of the Fund’s Shares, including registration fees and the costs of preparing the registration statement and prospectus; such costs are deferred and amortized on a straight-line basis over twelve months from the commencement of operations. Organization and offering costs incurred prior to the commencement of the Fund’s public offering were approximately $723,183. For the period ended June 30, 2026, the Fund expensed organization costs of $147,388 and amortized offering costs of $153,715, with $422,080 of unamortized offering costs remaining.

Indemnification

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnifications.

The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that have not yet arisen; however, management considers the risk of material loss to be remote.

Recently Adopted Accounting Pronouncements

The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures. Adoption affected financial-statement disclosures only and did not affect the Fund’s financial position or results of operations. The Fund operates as a single operating segment. The Fund’s President serves as the chief operating decision maker (“CODM”) and monitors the operating results of the Fund as a whole to allocate resources and assess performance, based on the investment strategy set forth in the Fund’s prospectus. The financial information used by the CODM is consistent with that presented in the Fund’s financial statements; segment assets are reported as total assets in the Statement of Assets and Liabilities and significant segment expenses are those presented in the Statement of Operations.

Origin Real Estate Credit Fund Notes to the Financial Statements (Continued) June 30, 2026 (Unaudited)

3. Investment Advisory Agreement and Transactions with Related Parties

Investment Management Fee

Pursuant to the investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”), the Fund pays the Adviser an investment management fee (the “Investment Management Fee”) accrued daily and payable monthly in arrears at an annual rate of 1.25% of the Fund’s average daily net assets. For the period ended June 30, 2026, the Adviser earned Investment Management Fees of $2,218,003.

Incentive Fee

In addition to the Investment Management Fee, the Fund pays the Adviser an incentive fee (the “Incentive Fee”), calculated and payable quarterly in arrears, equal to 10% of the Fund’s realized “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. No Incentive Fee is payable in any calendar quarter in which the Fund does not achieve a 1.25% return on average Adjusted Capital (the “Hurdle Rate”), prorated for any period of less than a calendar quarter. Once the Hurdle Rate is achieved, the Incentive Fee is payable on the entirety of Pre-Incentive Fee Net Investment Income for that quarter. The Hurdle Rate is non-cumulative and resets each quarter.

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the Investment Management Fee, expenses reimbursed to the Adviser, if any, and any interest expense and distributions paid on issued and outstanding preferred shares, but excluding the Incentive Fee, distribution and servicing fees, and any realized gains, realized capital losses, or unrealized capital appreciation or depreciation.) “Adjusted Capital” means cumulative gross proceeds received by the Fund from the sale of Shares (including proceeds under the DRIP), reduced by amounts paid in connection with Share repurchases.

For the period ended June 30, 2026, the Adviser earned Incentive Fees of $1,187,702, comprising $488,824 for the quarter ended March 31, 2026, and $698,878 for the quarter ended June 30, 2026.

Expense Limitation and Reimbursement Agreement

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund under which the Adviser has agreed to waive its fees and/or assume expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (exclusive of certain “Outside Cap Expenses,” including taxes, borrowing and interest costs, transaction costs, dividend and interest expense on short sales, the Incentive Fee, distribution and/or shareholder servicing fees, as applicable, acquired fund fees and expenses, merger or reorganization expenses, and extraordinary expenses) to 3.50% of the average daily net assets of each class of Shares (the “Expense Limit”). Because Outside Cap Expenses are excluded, total annual operating expenses are expected to exceed the Expense Limit. The agreement has an initial one-year term and may not be terminated by the Fund or the Adviser during that term. For a period not to exceed three years from the date of a waiver or reimbursement, the Adviser may recoup amounts waived or assumed, provided the recoupment does not cause the Fund’s expense ratio (after recoupment) to exceed the lesser of the Expense Limit in effect at the time of the waiver and the Expense Limit in effect at the time of recoupment. For the period ended June 30, 2026, the Adviser did not waive fees and/or assume any expenses.

Administrator, Transfer Agent, Compliance and PFO Services

Ultimus Fund Solutions, LLC (“Ultimus” or the “Administrator”) serves as the Fund’s administrator, fund accountant and transfer agent. In consideration of these services, Ultimus is paid monthly fees calculated based on the average NAV of the Fund, subject to annual minimums, and is reimbursed for certain out-of-pocket expenses. Northern Lights Compliance

Origin Real Estate Credit Fund Notes to the Financial Statements (Continued) June 30, 2026 (Unaudited)
3. Investment Advisory Agreement and Transactions with Related Parties (cont.)

Services, LLC (“NLCS”), an affiliate of Ultimus, provides compliance services to the Fund, including the provision of a Chief Compliance Officer, in consideration of a quarterly fee and reimbursement of certain out-of-pocket expenses. PINE Advisors, LLC (“PINE”) provides outsourced principal financial officer and treasurer services to the Fund in consideration of a monthly fee and reimbursement of certain out-of-pocket expenses. Employees of NLCS and PINE serve as officers of the Fund, including the Fund’s Chief Compliance Officer and its Principal Financial Officer and Treasurer. For the period ended June 30, 2026, the Fund incurred administration, fund accounting and transfer agency fees of $193,094, compliance services fees of $21,455, and principal financial officer and treasurer services fees of $33,734.

Distributor and Custodian

Ultimus Fund Distributors, LLC (the “Distributor”), an affiliate of the Administrator, serves as the principal underwriter and distributor of the Fund’s Shares on a best-efforts basis. UMB Bank, n.a. serves as the Fund’s custodian.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan with respect to Class A, Class E and Class I Shares under which the Fund may pay qualified recipients a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets attributable to Class A and Class E Shares and up to 0.10% of the average daily net assets attributable to Class I Shares. Class O Shares are not subject to the shareholder servicing fee. For the period ended June 30, 2026, the Class I Shares incurred shareholder servicing fees of $1,075.

Distribution and Service (12b-1) Plan

The Fund has adopted a Distribution and Shareholder Service Plan (the “12b-1 Plan”) with respect to Class A and Class E Shares in accordance with Rule 12b-1 under the 1940 Act, under which the Fund may pay the Distributor or other qualified recipients a distribution and service fee at an annual rate of up to 0.25% of the average daily net assets attributable to Class A Shares and up to 0.50% of the average daily net assets attributable to Class E Shares. Class I and Class O Shares are not subject to the distribution and service fee. As of June 30, 2026, Class A and Class E Shares have not commenced operations.

Trustees

Each Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (each, an “Independent Trustee”), receives an annual retainer of $30,000, paid quarterly, as well as reimbursement for out-of-pocket expenses incurred in connection with attending each Board or committee meeting. The Independent Trustee who serves as the Chair of the Audit Committee receives an additional retainer fee of $5,000 per year, and the Independent Trustee who serves as Chair of the Nominating and Governance Committee receives an additional retainer fee of $2,500 per year. Trustees who are interested persons of the Fund are not separately compensated by the Fund for their service. For the period ended June 30, 2026, the Fund incurred Trustees’ fees of $48,011.

Loan Origination Fees Received by an Affiliate of the Adviser

In connection with loans originated by the Fund, an affiliate of the Adviser may receive a loan origination fee from the borrower of up to 1.5% of the loan amount. These fees are paid by the borrower and are not borne by the Fund. The receipt of such fees creates a potential conflict of interest, which is subject to the Board’s periodic review and the oversight of the Fund’s Chief Compliance Officer.

Origin Real Estate Credit Fund Notes to the Financial Statements (Continued) June 30, 2026 (Unaudited)
3. Investment Advisory Agreement and Transactions with Related Parties (cont.)

Secured Borrowings

The Fund holds its interests in certain directly originated commercial real estate loans through wholly-owned, bankruptcy-remote special purpose entities that have obtained financing from third-party lenders, as described in Note 2 under Note-on-Note Financing Arrangements. The affiliated holding entities and the related financing arrangements are as follows.

Goldman Sachs facility.    The Fund is the sole member of ORECF GS Pledgor, LLC, which is in turn the sole member of ORECF GS Seller, LLC (the “GS Seller”). The GS Seller is party to a Master Repurchase Agreement with Goldman Sachs Bank USA dated April 22, 2026, with a stated termination date of April 22, 2028. As of June 30, 2026, the GS Seller held loan collateral with an aggregate principal balance of $49,500,000 against financing of $37,125,000, an advance rate of 75.00%, resulting in a net equity interest of $12,375,000. The GS Seller is managed by an independent manager whose consent is required for specified matters, including the commencement of insolvency proceedings.

Synovus facility.    The Fund is the sole member of SCF Hamlet, LLC (“SCF Hamlet”), which it acquired on January 16, 2026 in connection with the Reorganization described in Note 1. SCF Hamlet is party to a Loan Agreement with Synovus Bank dated December 30, 2025, as amended February 27, 2026, bearing interest at SOFR plus 1.75% subject to a 3.00% floor, with an initial maturity of December 30, 2027. The facility is secured by a single mortgage loan on The Hamlet at MidCity with an aggregate principal balance of $35,206,293 against financing of $26,100,000, an advance rate of 74.13%, resulting in a net equity interest of $9,106,293. An origination fee of $65,250 was paid in connection with the facility and is included in capitalized loan fees in the Statement of Assets and Liabilities.

Presentation.    Because the Fund does not consolidate these entities, its interests are presented at the net equity amounts above. The aggregate of $21,481,293 is presented as investments in affiliated securities in the Statement of Assets and Liabilities and the underlying positions are identified in the Schedule of Investments as affiliated securities.

Affiliated Investments

Transactions in affiliated investments during the period were as follows:

	Fair value, beginning of period	Purchases	Sales and repayments	Realized gain (loss)	Change in unrealized	Fair value, end of period	Interest Income/ (Expense)
ORECF GS Pledgor, LLC	$—	$12,375,000	$—	$—	$—	$12,375,000	$(92,344)
SCF Hamlet, LLC	$9,106,293	$—	$—	$—	$—	$9,106,293	$422,061
Total	$9,106,293	$12,375,000	$—	$—	$—	$21,481,293	$329,717

4. Investment Transactions

For the period ended June 30, 2026, the cost of purchases and the proceeds from sales and principal paydowns of investment securities, other than short-term investments and U.S. government securities, were $11,429,586 and $6,906,058, respectively.

Origin Real Estate Credit Fund Notes to the Financial Statements (Continued) June 30, 2026 (Unaudited)

5. Restricted Securities

Restricted securities are securities that have not been registered under the Securities Act of 1933, as amended. The Fund may invest in restricted securities to the extent permitted by the 1940 Act. Restricted securities are fair valued in accordance with the procedures adopted by the Valuation Designee and approved by the Board. As of June 30, 2026, the Fund held the following restricted securities:

Security	Original acquisition date	Principal/Units	Cost	Fair value	% of net assets
AVA Jodeco – Preferred Equity Loan	3/22/2024	6,700,000	$6,700,000	$9,372,470	2.2%
Culebra Commons – Preferred Equity Loan	12/21/2023	19,871,977	19,871,977	23,941,878	5.7%
Elux at Ocotillo – Mezzanine Loan	5/16/2025	4,987,500	5,762,572	5,846,948	1.4%
Elux at Ocotillo – Senior	5/16/2025	12,753,514	12,753,513	12,753,513	2.9%
ORECF GS Pledgor, LLC	6/12/2026	12,375,000	12,375,000	12,375,000	2.9%
SCF Hamlet, LLC	12/16/2025	9,106,293	9,106,293	9,106,293	2.1%
Mariposa Chorus River Blue – Preferred Equity Loan	12/11/2023	16,028,651	16,028,651	22,461,582	5.3%
Solace at Cimarron Hills – Preferred Equity Loan	11/6/2024	7,275,153	6,935,065	7,356,357	1.7%
The Benton Preferred Equity Loan	8/7/2025	8,430,000	5,845,681	6,544,437	1.5%
Tuscany Village – Preferred Equity Loan	7/26/2024	18,000,000	18,000,000	22,673,469	5.3%
Village at Cottonwood Creek	4/24/2026	7,211,560	7,211,560	7,211,560	1.7%
Walnut Crest – Preferred Equity Loan	11/24/2023	7,850,000	7,850,000	11,204,180	2.6%
Willow at Stallings	6/24/2026	815,714	815,714	815,714	0.2%
PFMP-KF96 Investors, LLC	1/1/2021	25,000,000	8,165,969	7,681,414	1.8%
PFMP-Origin Investments, LLC	2/28/2023	25,277,734	25,277,734	32,739,400	7.6%
PFMP-Origin Investments II, LLC	7/15/2022	13,492,000	9,273,920	4,061,686	1.0%
			$171,973,649	$196,145,901	46.0%

6. Aggregate Unrealized Appreciation and Depreciation

The Statement of Assets and Liabilities represents cost for financial-reporting purposes. The aggregate cost of investments for U.S. federal income tax purposes as of June 30, 2026, was $525,526,244, and the net unrealized appreciation (depreciation) of investments on a tax basis was as follows:

Gross unrealized appreciation	$35,565,715
Gross unrealized depreciation	$(9,409,594)
Net unrealized appreciation (depreciation)	$26,156,121

Origin Real Estate Credit Fund Notes to the Financial Statements (Continued) June 30, 2026 (Unaudited)

7. Risks and Uncertainties

An investment in the Fund involves a high degree of risk, including the possible loss of the entire amount invested. The following summarizes certain of the principal risks of investing in the Fund; it is not a complete list, and additional risks are described in the Fund’s prospectus and statement of additional information.

Non-Listed Closed-End Interval Fund Risk.    The Fund is a non-diversified, closed-end management investment company operating as an “interval fund” and is designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list its shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for its shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, should not be considered to be a liquid investment. Shareholders are also subject to transfer restrictions and there is no guarantee that they will be able to sell their shares.

Investment and Market Risk

The value of the Fund’s investments may decline due to broad market conditions or factors affecting particular issuers, sectors, or regions. Changes in interest rates, credit availability, inflation, economic conditions, and geopolitical or public-health events may reduce the value of the Fund’s investments and its NAV, at times rapidly or unpredictably; the Fund’s use of leverage magnifies these effects.

Limited Operating History

The Fund is newly organized and has a limited operating history as a registered closed-end interval fund, and the Adviser has not previously managed a registered investment company or operated a fund under Rule 23c-3. An investment therefore entails greater uncertainty than an investment in a fund with an established operating record.

Concentration and Non-Diversification Risk

The Fund concentrates its investments in the real estate industry, with an emphasis on commercial multifamily real estate, and is non-diversified. As a “non-diversified” fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Therefore, the Fund may be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.

Multifamily Real Estate Risk

The Fund’s investments are concentrated, or are expected to be concentrated, in multifamily residential properties and related debt investments. Adverse developments affecting the multifamily sector, including changes in rental demand, occupancy levels, operating expenses, housing affordability, government regulation, rent-control initiatives or local market conditions, could disproportionately affect the Fund.

Real Estate-Related Debt and Preferred Equity Risk

Commercial real estate loans, including mortgage loans and mezzanine loans, and preferred equity investments are subject to risks of delinquency, default, foreclosure and loss. Repayment typically depends on the successful operation and value of the underlying property and may be adversely affected by declines in occupancy, rental income, property values, operating performance or market conditions. Preferred equity investments generally are subordinate to an issuer’s debt obligations and often are not secured by specific collateral. Mezzanine loans and other subordinated investments rank behind senior lenders with respect to payment and recovery rights. As a result, the Fund may

Origin Real Estate Credit Fund Notes to the Financial Statements (Continued) June 30, 2026 (Unaudited)
7. Risks and Uncertainties (cont.)

experience increased delays in repayment, limited recoveries upon default, or a complete loss of principal. In addition, the Fund may become involved in workouts, restructurings, foreclosure proceedings, bankruptcies or other litigation relating to its investments, which may be time-consuming, costly and adversely affect the value of such investments.

Structured Finance and Securitized Investment Risk

The Fund invests in commercial mortgage-backed securities, including subordinated “B-Piece” investments and interest-only certificates of Freddie Mac K-Series securitizations, commercial real estate collateralized loan obligations, mortgage securities backed by a single commercial mortgage loan or borrower, and other structured finance investments. Subordinated and first-loss tranches bear losses on the underlying mortgage pool before more senior classes, may receive no principal for extended periods, and can suffer substantial losses from relatively small declines in the value or performance of the underlying collateral.

Direct Lending Risk

Directly originated loans are generally illiquid, frequently unrated or below investment grade, may be under-collateralized, and expose the Fund to heightened credit, enforcement, and workout risk.

Below Investment Grade Securities Risk

The Fund may invest without limit in securities rated below investment grade or unrated. Such “high yield” investments are speculative, more susceptible to issuer default and economic downturns, and may be less liquid and harder to value than higher-rated securities.

Interest Rate and Prepayment Risk

Changes in interest rates may reduce the value of the Fund’s investments and affect the spread between the income earned on assets and the cost of financing. Falling rates may accelerate prepayments, causing reinvestment at lower yields, while rising rates may extend duration and increase price sensitivity.

Credit and Counterparty Risk

Borrowers and issuers may fail to make timely payments of principal or interest, reducing the Fund’s income and the value of the affected investments. The Fund is also exposed to the risk that a counterparty to a financing or other transaction fails to perform or becomes insolvent.

Leverage and Reverse Repurchase Agreement Risk

The Fund uses leverage, primarily through reverse repurchase agreements, which magnifies changes in portfolio value and the volatility of NAV and distributions, and whose costs may exceed the return earned on the assets acquired with leverage. The Fund may also invest through wholly-owned entities that incur financial obligations, obtain financing or enter into other leverage arrangements. The treatment of such arrangements under the Investment Company Act of 1940 will depend on the facts and circumstances of the applicable structure and applicable law, and such arrangements may be treated as borrowings or senior securities of the Fund. The Fund intends to operate as a limited derivatives user under Rule 18f-4 and treats reverse repurchase agreements as senior securities subject to the 1940 Act’s 300% asset coverage requirement, limiting indebtedness to 33⅓% of total assets.

Origin Real Estate Credit Fund Notes to the Financial Statements (Continued) June 30, 2026 (Unaudited)
7. Risks and Uncertainties (cont.)

Valuation Risk

A substantial portion of the Fund’s investments are valued using significant unobservable inputs and are categorized within Level 3 of the fair value hierarchy. Such valuations involve subjective judgment, may rest on incomplete information, and may differ materially from amounts ultimately realized; a change in the value of a significant investment may materially affect NAV. The Adviser’s role as Valuation Designee, combined with an asset-based advisory fee, presents a potential conflict of interest subject to Board oversight.

Liquidity and Repurchase Offers Risk

The Shares are not listed on any exchange, and shareholders may generally obtain liquidity only through the Fund’s quarterly repurchase offers, which are limited (generally expected to be 5% of outstanding Shares) and may be oversubscribed and prorated. Many of the Fund’s investments are illiquid, which may limit the Fund’s ability to meet repurchase requests or to dispose of investments at favorable prices.

REIT Qualification Risk

The Fund intends to qualify and be taxed as a REIT. Qualification involves complex Code requirements; if the Fund failed to qualify and did not qualify for statutory relief, it would be taxed as a regular corporation, would be unable to deduct distributions to shareholders, could incur substantial tax liability, and generally would be barred from re-electing REIT status for four years — any of which could materially reduce cash available for distribution and the Fund’s NAV.

Investment Structure and Entity Risk

The Fund may invest directly or indirectly through Wholly-Owned Entities, Co-Investment Entities, Joint Venture Entities, special purpose entities and other investment structures. The use of such entities and structures may involve additional legal, operational, financing, tax, regulatory, governance and counterparty risks. The Fund may not have sole decision-making authority over investments held through certain structures and may be subject to restrictions on transfer, financing, restructuring, disposition or other actions affecting the underlying investment. In addition, the Fund’s rights with respect to investments held through such entities may be structurally subordinate to the obligations of the applicable entity, and adverse developments affecting an investment vehicle, its financing arrangements, or its counterparties could adversely affect the value, liquidity or performance of the Fund’s investment.

Geographic Concentration Risk

The Fund may concentrate investments in particular geographic regions or markets. Adverse economic, regulatory, demographic, environmental or market developments affecting those regions may have a greater impact on the Fund than on a more geographically diversified fund.

Management, Key Personnel, and Conflicts of Interest

The Fund depends on the Adviser and its key personnel, whose loss could adversely affect the Fund. An affiliate of the Adviser may receive loan origination fees of up to 1.5% from borrowers on loans originated by the Fund; although not paid by the Fund, these fees create an incentive to originate loans and assume credit risk, and are subject to procedures including periodic Board review and oversight by the Fund’s Chief Compliance Officer.

Origin Real Estate Credit Fund Notes to the Financial Statements (Continued) June 30, 2026 (Unaudited)
7. Risks and Uncertainties (cont.)

Cybersecurity Risk

The Fund and the Adviser rely on information and communications technology and third-party service providers to conduct operations, and are subject to the risk of cyber-attacks, systems failures, and unauthorized access to or tampering with their systems and data. A cybersecurity incident could compromise confidential or proprietary information, disrupt the Fund’s or its service providers’ operations, impair the ability to calculate NAV or process transactions, and result in financial losses, reputational harm, litigation, regulatory penalties, or other adverse consequences to the Fund and its shareholders.

8. Capital Stock and Repurchase Offers

The Fund is authorized to issue an unlimited number of Shares of beneficial interest, with par value $0.001 per share, in the classes described in Note 1. Shares are offered on a continuous basis at the NAV per Share (plus, for Class A Shares, any applicable sales charge) determined on each regular business day. The minimum initial investments are $25,000,000 for Class O Shares and $5,000 for Class A, Class I and Class E Shares, with a minimum subsequent investment of $5,000 for Class O Shares and $1,000 for Class A, Class I and Class E Shares; purchases under the DRIP are not subject to a minimum. Shareholders who received Class O Shares in the private offering were not subject to the Class O minimum initial investment.

As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers, pursuant to Rule 23c-3 under the 1940 Act, for between 5% and 25% of its outstanding Shares at NAV; the Fund generally expects to offer to repurchase 5% of its outstanding Shares each quarter. Written notification of each repurchase offer is sent to shareholders at least 21 and no more than 42 days before the repurchase request deadline. A 2.00% early repurchase fee applies to Shares repurchased within one year of purchase (determined on a first-in, first-out basis) and is retained by the Fund for the benefit of remaining shareholders. The Fund may waive the early repurchase fee for certain categories of shareholders or transactions, as disclosed in its prospectus.

During the period ended June 30, 2026, the Fund conducted its first repurchase offer. The Fund filed a repurchase offer with the SEC on June 18, 2026. In the filing, the Fund offered to repurchase up to 10% of its issued and outstanding Class O and Class I Shares at a price equal to the net asset value of each Class of Shares as of July 24, 2026.

Share transactions for the period are presented in the Statements of Changes in Net Assets. A summary of Share activity by class is set forth below:
Class	Shares sold	Shares reinvested	Shares repurchased(a)	Net increase
Class I	563,763	5,622	—	569,385
Class O	5,618,142	752,290	—	6,370,432

____________

(a)      See Note 11, Subsequent Events.

9. Income Tax Information and Distributions to Shareholders

As a REIT, the Fund is generally not subject to U.S. federal income tax on the portion of its REIT taxable income that it distributes to shareholders, provided it continues to satisfy the REIT distribution and other requirements of the Code.

The tax character of distributions paid, the components of distributable earnings, and any capital loss carryforwards are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP, and are determined as of the Fund’s fiscal year-end. Because the Fund commenced operations on January 20, 2026, and has not yet completed a full fiscal year, this information will first be determined as of the Fund’s initial fiscal year-end of December 31, 2026 and is not available as of June 30, 2026.

Origin Real Estate Credit Fund Notes to the Financial Statements (Continued) June 30, 2026 (Unaudited)

10. Commitments and Contingencies

In connection with its investment activities, the Fund may enter into commitments to fund investments, including construction and other loans that are drawn over time. The Fund does not record an asset or liability for the unfunded portion of these commitments. The fair value of the funded portion is presented in the Schedule of Investments. As of June 30, 2026, the Fund had unfunded commitments of approximately $2,584,319, which are valued at cost which approximates fair value, as summarized below:

Investment	Fair value of funded portion	Unfunded commitment
The Benton Preferred Equity Loan	$6,544,437	$2,584,319

In the normal course of business, the Fund may be subject to litigation and claims arising from its operations. As of the date the financial statements were issued, management was not aware of any material pending or threatened litigation.

11. Subsequent Events

The fund offered for repurchase up to 10% of its outstanding shares on June 18, 2026. The repurchase offer period was from June 18, 2026 through July 24, 2026, the repurchase pricing date. The amount repurchased as of the pricing date was $19,388,595 and $5,108, representing 1,947,213 and 514 shares redeemed for Class O shares and Class I shares, respectively.

Origin Real Estate Credit Fund Additional Information (Unaudited)

Approval of the Investment Management Agreement for the Origin Real Estate Credit Fund

ORIGIN REAL ESTATE CREDIT FUND
Board Considerations

Background

At meetings held on June 9, 2025 (the “June Meeting”) and July 23, 2025 (the “July Meeting,” and together with the June Meeting, the “Organizational Meeting”), the Board of Trustees (the “Board,” with the members of the Board referred to individually as “Trustees”) of Origin Real Estate Credit Fund (the “Fund”), including a majority of those Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Trustees”), considered and discussed a proposed investment advisory agreement between Origin Credit Advisers, LLC (“OCA” or the “Adviser”) and the Fund (the “Agreement”).

Before and during the Organizational Meeting, the Board reviewed a memorandum from Fund counsel regarding its responsibilities and duties in considering the approval of the Agreement, along with written responses from the Adviser to questions posed to the Adviser by Fund counsel on behalf of the Board and supporting materials relating to those questions and responses. After reviewing the information received, the Independent Trustees requested supplemental information, and the Adviser provided materials in response. The Board also considered presentations made by Fund officers and representatives of OCA at the Organizational Meeting concerning the Agreement. The Independent Trustees and Fund counsel met separately from the “interested” Trustee, Fund officers and employees of the Adviser to consider the approval of the Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Agreement be approved in light of the nature, extent and quality of the services to be provided and such other factors and information as the Board considered to be relevant in the exercise of its reasonable business judgment, as summarized below.

In considering the approval of the Agreement at the Organizational Meeting, the Board took into account its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving investment advisory agreements; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers established by Section 36(b) of the 1940 Act with respect to investment advisory agreements and their receipt of compensation under such agreements; the standards used by courts in determining whether fees charged to registered funds by their investment advisers are “excessive” in violation of Section 36(b); and the factors to be considered by the Board in voting on such agreements. The Board neither identified any single factor or group of factors as all important or controlling nor did the Board allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services.    In considering approval of Agreement, the Board considered the nature, extent and quality of services expected to be provided to the Fund by the Adviser including the Adviser’s personnel and resources. The Board considered, among other things, the terms of the Agreement and the range of services to be provided by the Adviser. The Board noted that the Fund is a closed-end interval fund that operates in accordance with the framework set forth in Rule 23c-3 under the 1940 Act and considered the additional services to be provided by the Adviser due to the Fund’s interval fund structure, including, but not limited to, the facilitation and management of the Fund’s quarterly repurchase offers. The Board further considered the Adviser’s role in coordinating the activities of the Fund’s other service providers. The Board also considered the Adviser’s reputation, organizational structure, resources and overall financial strength and ability to carry out its obligations under the Agreement. The Board noted that, although the Fund would be the first registered investment company managed by the Adviser, the Adviser has extensive experience managing other similar pooled investment vehicles that invest in real estate debt and equity securities (the “Other Investment Vehicles”). The Board concluded that the services to be provided by the Adviser were expected to be satisfactory.

Origin Real Estate Credit Fund Additional Information (Unaudited) (Continued)

Performance.    The Board noted that the Fund is newly formed and does not have a prior performance record. The Board considered the investment performance of the Adviser and the Fund’s portfolio manager, including, for purposes of considering the investment skill and experience of the Fund’s portfolio manager, performance data showing the portfolio manager’s capabilities in managing the Other Investment Vehicles. The Board reviewed the performance of each Other Investment Vehicle over different time periods presented in the materials and evaluated the Adviser’s analysis of the Other Investment Vehicle’s performance for these time periods. The Board noted that the Adviser did not manage a registered investment company that uses an investment strategy similar to that proposed for the Fund. The Board also considered performance data for an appropriate group of peer closed-end interval funds identified by the Adviser (“Peer Group”). The Board noted that the Fund’s proposed investment strategy resulted in a limited number of comparable peers.

Management Fee.    The Board reviewed the Fund’s proposed investment management fee, incentive fee and estimated net expense ratio and reviewed information comparing the Fund’s proposed investment management fee, incentive fee and estimated net expense ratio to those of the Peer Group. The Board considered that the proposed investment management fee is lower than the median of the Peer Group and the Adviser proposed to implement an expense limitation for the Fund’s Class A, Class E, Class I and Class O Shares. With respect to the incentive fee, the Board noted that it is proposed that the Fund pay to the Adviser an incentive fee calculated and payable quarterly in arrears in an amount equal to 10% of the Fund’s realized “Pre-incentive fee net investment income” (as defined in the Agreement and in the Fund’s prospectus) for the immediately preceding calendar quarter. However, the Board further noted, the incentive fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. Specifically, no incentive fee on pre-incentive fee net investment income will be payable in any calendar quarter in which the Fund did not achieve a 1.25% return on the average “Adjusted Capital” (as defined in the Agreement and in the Fund’s prospectus) (the “Hurdle Rate”) (prorate for any period less than a calendar quarter). In this connection, the Board considered that the incentive fee shall be payable on the entirety of the pre-incentive fee net investment income for that quarter once the Hurdle Rate is achieved; the Hurdle Rate is non-cumulative and resets each quarter. In light of the nature, quality and extent of services to be provided by the Adviser, the Board concluded that the Fund’s investment management fee (including both the base management fee and incentive fee) was reasonable.

Economies of Scale.    The Board considered the extent to which economies of scale may be realized as the Fund’s assets grow and whether the Fund’s fee structure reflects these economies of scale for the benefit of the Fund’s shareholders. In this regard, the Board noted the absence of any breakpoints in the Agreement’s fee structure but considered that the proposed expense limitations for the Fund’s Class A, Class E, Class I and Class O Shares would reduce the Fund’s expenses and have a similar effect as breakpoints in sharing potential economies of scale with shareholders. In addition, the Board considered that initially setting competitive fee rates, pricing the Fund to scale at inception, and making additional investments in the business intended to enhance services available to shareholders are other means of sharing potential economies of scale with shareholders.

Profitability.    The Board also reviewed the estimated profitability of the Adviser with respect to the Fund and concluded that the estimated profitability of the Adviser in connection with the management of the Fund was not unreasonable.

Fallout Benefits.    The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationships with the Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in the Adviser’s and its affiliates’ business as a result of their relationships with the Fund. In this regard, the Board considered that the Adviser and/or its affiliates may receive loan origination fees from borrowers in connection with direct loan origination activities on loans in which the Fund invests. The Board considered that a loan origination fee is a one-time fee paid by the borrower to the lender or servicer of a loan to cover the costs associated with the processing the loan. This fee, typically a percentage of the loan amount, helps the lender or servicer manage the administrative and underwriting tasks

Origin Real Estate Credit Fund Additional Information (Unaudited) (Continued)

(including diligence on the borrower) involved in getting the loan approved and disbursed. The Board considered the Adviser’s representation that a loan origination fee is a common feature of the closing costs for real estate mortgages and other types of loans and is borne by the borrower for services rendered. In this connection, the Board took into account that the loan origination fees are paid by the borrower and not the Fund. The Board further noted that it is anticipated that the Adviser’s affiliate will receive a loan origination fee from the borrowers of loans originated by the Fund of up to 1.5%, which the Adviser believes is within industry average fee ranges. In considering the anticipated receipt of loan origination fees by the Adviser’s affiliate in connection with the Board’s assessment of fallout benefits, the Board also took into account disclosure regarding loan origination fees in the Fund’s prospectus, the anticipated regular quarterly reporting to the Board regarding the foregoing and related compliance and oversight procedures.

Conclusion.    Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined, through the exercise of its business judgment, that the terms of the Agreement were fair and reasonable, and that approval of the Agreement was in the best interests of the Fund and its prospective shareholders.

PROXY VOTING POLICY

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-833-446-9060, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2026 are available without charge upon request by calling toll-free 1-833-446-9060, or on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Fund will ﬁle its complete listing of portfolio holdings with the SEC as of the end of the ﬁrst and third quarters of each ﬁscal year as an exhibit to Form N-PORT. These ﬁlings will be available upon request by calling 1-833-446-9060. Furthermore, you may obtain a copy of the ﬁlings on the SEC’s website at www.sec.gov.

Origin Real Estate Credit Fund Additional Information (Unaudited) (Continued)
Investment Adviser Origin Credit Advisers, LLC 4600 S. Syracuse Street, 9th Floor Denver, Colorado 80237	Custodian UMB Bank, n.a. 1010 Grand Boulevard Kansas City, Missouri 64106
Administrator, Accounting Agent and Transfer Agent Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Distributor Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
Fund Counsel Vedder Price P.C. 222 N. LaSalle Street, Suite 2400 Chicago, Illinois 60601	Compliance Services Northern Lights Compliance Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022
Independent Registered Public Accounting Firm CohnReznick LLP 1 S. Wacker Drive, Suite 3550 Chicago, Illinois 60606	Principal Financial Oﬃcer PINE Advisors, LLC 501 S. Cherry Street, Suite 610 Denver, Colorado 80246

(b)      Not applicable.

Item 2.        Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3.        Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4.        Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5.        Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6.        Investments.

(a)      The Registrant’s full Schedule of Investments is included as part of the semi-annual report to stockholders filed under Item 1(a) of this Form N-CSR.

(b)      There were no divestments of securities (as defined by Section 13(c) of the 1940 Act) for this semi-annual reporting period.

Item 7.        Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)      Not applicable to closed-end investment companies.

(b)      Not applicable to closed-end investment companies.

Item 8.        Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.        Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.      Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.      Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding basis for approval of the Investment Advisory Contract is included in the Registrant’s Report to Stockholders under Item 1(a) herein.

Item 12.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 13.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 14.      Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of the Registrant’s equity securities by the Sponsor or other affiliated purchasers during the period covered by this semi-annual report on Form N-CSR.

Item 15.      Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the Registrant’s shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16.      Controls and Procedures.

(a)      The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)      There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.      Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.      Recovery of Erroneously Awarded Compensation.

(a)      Not applicable.

(b)      Not applicable.

Item 19.      Exhibits.

(a)(1)  Not applicable.

(a)(2)  Not applicable.

(a)(3)  A separate certification for each of the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibits 99.302(i) CERT.

(a)(4)  Not applicable.

(a)(5)  Not applicable.

(b)      Certifications as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Origin Real Estate Credit Fund
By:	/s/ David Scherer
David Scherer
President and Principal Executive Officer
Date:	September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David Scherer
David Scherer
President and Principal Executive Officer
Date:	September 4, 2026
By:	/s/ Peter Sattelmair
Peter Sattelmair
Treasurer and Principal Financial Officer
Date:	September 3, 2026